UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 10, 2007

Alternative Construction Company, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

1900 South Harbor City Blvd., Suite 315, Melbourne, FL	32901
(Address of Principal Executive Offices)	(Zip Code)

(321) 308-0834

Registrant’s telephone number, including area code

 (Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02.	ELECTION OF DIRECTOR.

Mr. Michael Hawkins, the Company's CEO, was elected to a vacant seat of the Board of Directors, effective April 10, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION COMPANY, INC.

By:	/s/ Michael Hawkins
Michael Hawkins Chief Executive Officer

Date: April 10, 2007